                                                                    Exhibit 10.1

    AMENDMENT NO. 5 TO CREDIT AGREEMENT AMONG UNITED ROAD SERVICES INC., URS SOUTHWEST, INC., URS NORTHEAST, INC., FAST TOWING, INC., CITY TOWING INC., EL
  PASO TOWING, INC., URS OF TENNESSEE, INC., KEN LEHMAN ENTERPRISES INC., URS MIDWEST, INC., URS WEST, INC., URS SOUTHEAST, INC., ROUSE'S BODY SHOP INC., AUTO SERVICE CENTER, GARRY'S WRECKER SERVICE, INC., ENVIRONMENTAL AUTO REMOVAL, INC.,
   E&R TOWING & GARAGE, INC., BILL & WAG'S, INC. AND ARRI BROTHERS, INC., AS BORROWERS; GENERAL ELECTRIC CAPITAL CORPORATION, AS A LENDER, AND AS AGENT FOR
                         LENDERS; AND THE OTHER LENDERS

          This Amendment No. 5 to Credit Agreement, dated as of November 13, 2002 (this "Amendment"), is entered into by and among United Road Services, Inc., URS Southwest, Inc., URS Northeast, Inc., Fast Towing, Inc., City Towing Inc., El Paso Towing, Inc., URS of Tennessee, Inc., Ken Lehman Enterprises Inc., URS Midwest, Inc., URS West, Inc., URS Southeast, Inc., Rouse's Body Shop Inc., Auto Service Center, Garry's Wrecker Service, Inc., Environmental Auto Removal, Inc., E&R Towing & Garage, Inc., Bill & Wag's, Inc. and Arri Brothers, Inc. (each a "Borrower" and, collectively, "Borrowers"), as Borrowers; General Electric Capital Corporation, as a Lender, and as Agent for Lenders; and the other Lenders.

                                    RECITALS

     A. Borrowers, Agent and Lenders are parties to that certain Credit Agreement, dated as of July 20, 2000, as amended by Amendment No. 1 thereto, dated as of September 25, 2000, Amendment No. 2 thereto, dated as of March 30, 2001, Amendment No. 3 thereto, dated as of February 20, 2002, and Amendment No. 4 thereto, dated as of August 14, 2002 (as so amended and as hereafter further amended, restated or otherwise modified, the "Credit Agreement").

     B. Borrowers have notified Agent and Lenders that Events of Default have occurred and are continuing under the Credit Agreement as a result of Borrowers' breach of the following covenants: (i) clause (b) of Annex G (Section 6.10) to Credit Agreement (Minimum Fixed Charge Coverage Ratio) for the 12-month period ended September 30, 2002 and (ii) clause (c) of Annex G (Section 6.10) to Credit Agreement (Minimum EBITDA) for the three Fiscal Quarters ended September 30, 2002, (such Events of Default are collectively referred to in this Amendment as the "Existing Events of Default").

     C. Borrower has requested that Agent and Lenders waive the Existing Events of Default, and Agent and Lenders are willing to do so pursuant to the terms and conditions set forth in this Amendment, including, without limitation, that Borrowers are in compliance with the terms of (i) clause (c) of Annex E (Section 4.1(a)) to Credit Agreement (Operating Plan) as such clause (c) is amended in
Section 3.1 of this Amendment, (ii) clause (b) of Annex G (Section 6.10) to Credit Agreement (Minimum Fixed Charge Coverage Ratio) as such clause (b) is amended in Section 3.2 of this Amendment, and (iii) clause (c) of Annex G (Section 6.10) to Credit Agreement (Minimum EBITDA) as such clause (c) is amended in Section 3.3 of this Amendment.

     D. Borrower, Agent and Lenders are desirous of amending the Credit Agreement as and to the extent set forth herein and pursuant to the terms and conditions set forth in this Amendment.

     E. This Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment.

          NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and of the Revolving Credit Advances and other extensions of credit heretofore, now or hereafter made to, or for the benefit of, Borrowers by Lenders, Borrowers, Agent and Lenders hereby agree as follows:

          1. Definitions. Except to the extent otherwise specified herein, capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Credit Agreement and Annex A thereto.

          2.   Waiver.

          2.1. Existing Events of Default. Agent and Lenders hereby waive the Existing Events of Default; provided, however, that Borrowers shall be in compliance with the terms of (i) clause (c) of Annex E (Section 4.1 (a)) to Credit Agreement (Operating Plan) as clause (c) is amended by the provisions of
Section 3.1 of this Amendment, (ii) clause (b) of Annex G (Section 6.10) to Credit Agreement (Minimum Fixed Charge Coverage Ratio) as such clause (b) is amended in Section 3.2 of this Amendment, and (iii) clause (c) of Annex G (Section 6.10) to Credit Agreement (Minimum EBITDA) as such clause (c) is amended in Section 3.3 of this Amendment. The foregoing waiver is only applicable and shall only be effective in the specific instance and for the specific purpose for which made. Such waiver is expressly limited to the facts and circumstances referred to herein and shall not operate (a) as a waiver of or consent to non-compliance with any other provision of the Credit Agreement or any other Loan Document, (b) as a waiver of any other right, power or remedy of Agent or Lenders under the Credit Agreement or any other Loan Document or (c) as a waiver of or consent to any other Default or Event of Default under the Credit Agreement or any other Loan Document.

          3.   Amendments. The Credit Agreement is hereby amended as follows:

          3.1. Operating Plan. Clause (c) of Annex E (Section 4.1 (a)) to Credit Agreement (Operating Plan) is hereby amended by inserting the following clause immediately following the words "but no later than 30 days after the end of such Fiscal Year" in the first sentence contained therein: ", provided, that, notwithstanding the foregoing, in the case of the annual operating plan for Fiscal Year 2003, such plan shall be delivered not later than December 31, 2002,".

          3.2. Minimum Fixed Charge Coverage Ratio. The Minimum Fixed Charge Coverage Ratios set forth in Section (b) of Annex G (Section 6.10) to the Credit Agreement for the 12-month periods ended at the end of each Fiscal Quarter set forth below (provided, however, that (w) in the case of Borrowers' Fiscal Quarters ended March 31, 2003, March 31, 2004 and March 31, 2005, this financial covenant shall be measured for the Fiscal Quarter then ended, (y) in the case of Borrowers' Fiscal Quarter ended June 30, 2003, June 30, 2004 and June

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30, 2005, this financial covenant shall be measured for the two Fiscal Quarters then ended, and (z) in the case of Borrowers' Fiscal Quarter ended September 30, 2002, September 30, 2003, and September 30, 2004, this financial covenant shall be measured for the three Fiscal Quarters then ended) are hereby replaced with the following:

          Fiscal Quarter Ending        Minimum Fixed Charge Coverage Ratio
          ---------------------        -----------------------------------

          September 30, 2002                       85 to 1.0

          December 31, 2002                       1.1 to 1.0

          March 31, 2003                          1.0 to 1.0

          June 30, 2003                           1.1 to 1.0

          September 30, 2003                      1.2 to 1.0

          December 31, 2003                       1.2 to 1.0

          March 31, 2004                          1.3 to 1.0

          June 30, 2004                           1.3 to 1.0

          September 30, 2004                      1.4 to 1.0

          December 31, 2004                       1.4 to 1.0

          March 31, 2005                          1.5 to 1.0

          June 30, 2005                           1.5 to 1.0

          3.3. Minimum EBITDA. The Minimum EBITDA amounts set forth in Section
(c) of Annex G (Section 6.10) to the Credit Agreement for the 12-month periods ended at the end of each Fiscal Quarter set forth below (provided, however, that (w) in the case of Borrowers' Fiscal Quarters ended March 31, 2002, March 31, 2003, March 31, 2004 and March 31, 2005, this financial covenant shall be measured for the Fiscal Quarter then ended, (y) in the case of Borrowers' Fiscal Quarters ended June 30, 2002, June 20, 2003, June 30, 2004 and June 30, 2005, this financial covenant shall be measured for the two Fiscal Quarters then ended, and (z) in the case of Borrowers' Fiscal Quarters ended September 30, 2002, September 30, 2003 and September 30, 2004, this financial covenant shall be measured for the three Fiscal Quarters then ended) are hereby replaced with the following:

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       Fiscal Quarter Ending                    Minimum EBITDA

       September 30, 2002                         $ 7,950,000

       December 31, 2002                          $13,750,000

       March 31, 2003                             $ 3,650,000

       June 30, 2003                              $ 7,900,000

       September 30, 2003                         $12,400,000

       December 31, 2003                          $16,900,000

       March 31, 2004                             $ 4,600,000

       June 30, 2004                              $ 9,700,000

       September 30, 2004                         $15,000,000

       December 31, 2004                          $20,200,000

       March 31, 2005                             $ 5,300,000

       June 30, 2005                              $11,200,000


       4. Conditions Precedent to Effectiveness. The effectiveness of the waivers set forth in Section 2 and the amendments set forth in Section 3 hereof are in each instance subject to the satisfaction of each of the following conditions precedent:

       4.1. Amendment. This Amendment shall have been duly executed and delivered by the Borrowers, Agent and Lenders.


       4.2. No Default. No Default or Event of Default (other than the Existing Events of Default) shall have occurred and be continuing or would result from the effectiveness of this Amendment.

       4.3. Amendment Fee. Borrower shall have paid an amendment fee to Agent, for the pro rata accounts of the Lenders which have timely approved this Amendment, as evidenced by each such Lender's timely execution and delivery of a counterpart signature page to this Amendment, in an aggregate amount for all such Lenders which have timely approved this Amendment equal to $75,000.

       4.4. Miscellaneous. Agent and Lenders shall have received such other agreements, instruments and documents as Agent or Lenders may reasonably request.

       5. Reference to and Effect Upon the Credit Agreement and other Loan Agreements.

       5.1. Except for as specifically amended in Section 3 above, the Credit Agreement, the Notes and each other Loan Document shall remain in full force and effect and each is hereby ratified and confirmed.

       5.2. The execution, delivery and effect of this Amendment shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver of any term or condition (except for the specific waivers in Section 2 above), or to any amendment or modification of any term or condition (except as specifically amended in Section 3 above), of the Credit Agreement or any other Loan Document or (ii) prejudice any right, power or remedy which the Agent or any Lender now has or may have in the future under or in connection with the Credit Agreement, the Notes or any other Loan Document. Each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.

       6. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be as effective as delivery of a manually executed counterpart signature page to this Amendment.

       7. Costs and Expenses. As provided in Section 11.3 of the Credit Agreement, Borrowers shall pay the fees, costs and expenses incurred by Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, attorneys' fees).

       8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

       9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                            [Signature Pages Follow]

          IN WITNESS WHEREOF, this Amendment No. 5 to Credit Agreement has been duly executed as of the date first written above.

                                  BORROWERS:

                                  UNITED ROAD SERVICES, INC.

                                  By: /s/ Patrick J. Fodale
                                     -------------------------------
                                  Name: Patrick J. Fodale
                                       -----------------------------
                                  Title: Chief Financial Officer
                                        ----------------------------

                                  URS SOUTHWEST, INC.

                                  URS NORTHEAST, INC.

                                  FAST TOWING, INC.

                                  CITY TOWING INC.

                                  EL PASO TOWING, INC.

                                  URS OF TENNESSEE, INC.

                                  KEN LEHMAN ENTERPRISES INC.

                                  URS MIDWEST, INC.

                                  URS WEST, INC.

                                  URS SOUTHEAST, INC.

                                  ROUSE'S BODY SHOP INC.

                                         AUTO SERVICE CENTER

                                         GARRY'S WRECKER SERVICE, INC.

                                         ENVIRONMENTAL AUTO REMOVAL, INC.

                                         E&R TOWING & GARAGE, INC.

                                         BILL & WAG'S, INC.

                                         ARRI BROTHERS, INC.

                                         By:    /s/ Patrick J. Fodale
                                               ----------------------------
                                         Name:  Patrick J. Fodale
                                               ----------------------------
                                         Title: Chief Financial Officer
                                               ----------------------------

                                   GENERAL ELECTRIC CAPITAL
                                   CORPORATION,
                                   as Agent and Lender

                                   By:  /s/ Joseph Hess
                                        -------------------------
                                        Duly Authorized Signatory

                                        FLEET CAPITAL CORPORATION,
                                        as Lender

                                        By:    /s/ Thomas Karlov
                                             ------------------------------
                                        Name:  Thomas Karlov
                                             ------------------------------
                                        Title: Senior Vice President
                                             ------------------------------

                                        LASALLE BUSINESS CREDIT, INC.,
                                        as Lender

                                        By:    /s/ Daniel Clancy
                                             ------------------------------
                                        Name:  Daniel Clancy
                                             ------------------------------
                                        Title: Vice President
                                             ------------------------------

                                        COMERICA BANK,
                                        as Lender

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________